UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018 (September 21, 2018)

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	46-3917807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(888) 295-7279

(Registrant’s Telephone Number, Including Area Code)

2130 N. Lincoln Park West, Suite 8N

Chicago, IL 60614

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On September 21, 2018, Good Gaming, Inc. (the “Company”) entered into a modification agreement with RedDiamond Partners, Inc. (“RDI”) relating to the remaining shares of Series D preferred stock held by RDI. Pursuant to such agreement, the previous defaults under the Certificate of Designation relating to the Series D Preferred Stock were waived and accordingly the default provisions are not in effect anymore which allowed RDI to convert at the default rate and instead will convert at a 25% discount to the average of the five lowest trading days out of the 20 days’ prior to conversion which was the original discount provided for in the agreement. The Company agreed to redeem 46.531 of the remaining 93.062  shares over the next 3 months and cancel such shares without conversion. RDI also agreed to certain sale prohibitions which limit the amount of shares that they can sell in any month for the next three months.

On September 21, 2018, the Company entered into a modification agreement with HGT Capital LLC (“HGT”) with respect to their convertible promissory note which has a balance of $107,238. Pursuant to such modification agreement, all defaults were waived and it was agreed that the HGT note will convert at a 25% discount to the market rather than the default rate. HGT also agreed to certain sale prohibitions which limit the amount of shares that they can sell in any month for the next three months. HGT also agreed to dismiss, with prejudice, the lawsuit that it had filed against the Company.

These modification agreements address the only remaining convertible securities that are owned by non-related parties.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Modification Agreement with RedDiamond Partners, Inc. dated September 21, 2018.
10.2	Modification Agreement with HGT Capital LLC dated September 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2018

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Title: Name:	David B. Dorwart Chief Executive Officer